UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2017

CASCADIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33882	26-0868560
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2601 Fourth Avenue, Suite 500

Seattle, Washington 98121

(Address of principal executive offices, including zip code)

(206) 801-2100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2017 and March 9, 2017, the following changes were made to the Board of Directors (the “Board”) of Cascadian Therapeutics, Inc. (the “Company”).

Director Resignation

On March 8, 2017, Richard L. Jackson, Ph.D. resigned from the Board. Dr. Jackson’s resignation was not due to any disagreement with the Company, its management or the Board.

Director Appointment

On March 9, 2017, the Board appointed Robert W. Azelby to the Board as a Class III director, effective as of March 31, 2017. The Board also appointed Mr. Azelby to the Corporate Governance and Nominating Committee of the Board, effective as of April 3, 2017.

There is no arrangement or understanding with any person pursuant to which Mr. Azelby was appointed as a member of the Board. There are also no family relationships between Mr. Azelby and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In accordance with the Company’s existing compensation policy with respect to annual cash fees for non-employee directors, Mr. Azelby will receive an annual cash fee of $50,000, which will be prorated during 2017. In addition, the Board granted Mr. Azelby a restricted share unit award pursuant to the terms of the Company’s Amended and Restated Restricted Share Unit Plan equal to the greater of (i) 1,250 restricted share units and (ii) $50,000 divided by the closing price of the Company’s common stock on The NASDAQ Global Market on the effective date of the grant, which will be April 3, 2017, The restricted stock units will vest on the first anniversary of the date of grant. The Company also intends to enter into its standard form of indemnification agreement with Mr. Azelby. A form of the indemnification agreement was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-4 (File No. 333-145995), originally filed with the Securities and Exchange Commission on September 12, 2007, as subsequently amended.

A copy of the press release announcing Dr. Jackson’s resignation and Mr. Azelby’s appointment to the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Cascadian Therapeutics, Inc. dated March 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADIAN THERAPEUTICS, INC.

By:	/s/ Julia M. Eastland
Julia M. Eastland
Chief Financial Officer, Chief Business Officer and Secretary

Date: March 13, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Cascadian Therapeutics, Inc. dated March 13, 2017.

4